                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant  [X]

Filed by party other than Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement           [ ]  Confidential, for Use of the
                                                Commission Only (as permitted by
[X]  Definitive Proxy Statement                 the Rule 14a-6(e)(2))

[ ]  Definitive additional materials       [ ]  Soliciting Materials pursuant to
                                                Rule 14a-11(c) or Rule 14a-12

                              Kennedy-Wilson, Inc.
                (Name of Registrant as Specified in Its Charter)
                      -------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of filing fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         (1)  Title of each class of securities to which transaction applies:

         (2)  Aggregate number of shares to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it is determined.):

         (4)  Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ]      Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing fee for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)  Amount previously paid:

         (2)  Form, Schedule or Registration Statement No.:

         (3)  Filing Party:

         (4)  Date Filed:

                              KENNEDY-WILSON, INC.
                             9601 Wilshire Boulevard
                                    Suite 220
                      Beverly Hills, California 90210-5205
                             -----------------------

                            NOTICE OF ANNUAL MEETING
                           To be Held on June 13, 2001
                             -----------------------

We invite you to attend the Annual Meeting of Kennedy-Wilson, Inc., a Delaware corporation, to be held at the Omni Los Angeles Hotel, located at 251 South Olive Street, Los Angeles, California 90012, in the Olvera Room on June 13, 2001 at 9:00 a.m. Pacific Time, and at any adjournments thereof, for the following purposes:

         1. To elect two (2) directors to serve on our board of directors until our 2004 Annual Meeting or such later time as their successors may be elected and are qualified.

         2. To transact such other business as may properly come before the meeting.

Our Board of Directors has fixed the close of business on May 1, 2001 as the record date for determining the Stockholders entitled to notice of the meeting, as well as for determining the Stockholders entitled to vote at the meeting.

It is important that your shares be represented whether or not you are able to attend in person. We urge you to read the accompanying Proxy Statement and specify your choices on the matters presented by filling in the appropriate boxes on the enclosed Proxy Card and returning it promptly. If you attend the meeting and prefer to vote in person, you may do so even if you have returned a completed Proxy Card. You may also revoke a proxy at any time before it is exercised by following the directions in the Proxy Statement.

Thank you for your continued support and interest in Kennedy-Wilson, Inc.


KENNEDY-WILSON, INC.

/s/ FREEMAN A. LYLE
Executive Vice President,
Chief Financial Officer and Secretary


Beverly Hills, California
May 9, 2001

                              KENNEDY-WILSON, INC.

                             9601 Wilshire Boulevard
                                    Suite 220
                      Beverly Hills, California 90210-5205



                          ----------------------------


                                 PROXY STATEMENT

                                 Annual Meeting

                                  June 13, 2001

                          ----------------------------



The Board of Directors (the "Board") of Kennedy-Wilson, Inc., a Delaware corporation (the "Company"), is soliciting proxies for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Omni Los Angeles Hotel, located at 251 South Olive Street, Los Angeles, California 90012, in the Olvera Room on June 13, 2001 at 9:00 a.m. Pacific Time, and at any adjournments thereof. On or about May 9, 2001, the Company began sending the attached Notice of Annual Meeting, this Proxy Statement, and the enclosed Proxy Card to all Stockholders of record entitled to vote.

                                     VOTING

The purpose of the Annual Meeting is to elect two directors and to transact any other business that may properly be presented. THE BOARD RECOMMENDS THAT YOU AND YOUR FELLOW STOCKHOLDERS VOTE "FOR" THE NOMINEES FOR DIRECTOR SELECTED BY THE BOARD. The enclosed Proxy Card represents the shares that you are eligible to vote at the meeting. Shares represented by a properly executed and returned proxy will be voted at the meeting in accordance with the directions noted thereon or, if no directions are indicated, they will be voted in favor of the nominees for director recommended by the Board and at the discretion of the proxies on any proposals acted upon. A Stockholder giving a proxy has the power to revoke it by attending the meeting and electing to vote in person, or by filing with the Secretary of the Company, prior to the meeting, a written revocation or a duly executed proxy bearing a later date.

WHO CAN VOTE

Stockholders of record at the close of business on May 1, 2001 (the "Record Date") are eligible to vote at the Annual Meeting. The only outstanding class of stock of the Company is its common stock, par value $0.01 per share ("Common Stock"). On the Record Date, there were 8,691,733 shares of Common Stock issued and outstanding.

VOTING RIGHTS OF COMMON STOCK

Each holder of Common Stock (or her proxy) shall be entitled to one vote per share of Common Stock held as of the Record Date for each item voted on at the Annual Meeting.

HOW TO VOTE

You can vote on matters that come before the meeting in one of two ways:

         o        You can come to the Annual Meeting and vote in person; or

         o You can vote by filling out, signing and returning the enclosed Proxy Card prior to the date of the Annual Meeting. If you do so, the individuals named on the card as proxies (the "Appointees") will vote your shares as directed in the Proxy Card.

IF YOU SIGN AND RETURN THE PROXY CARD BUT DO NOT MAKE SPECIFIC CHOICES, THE APPOINTEES WILL VOTE YOUR SHARES "FOR" THE ELECTION OF ALL NOMINEES FOR DIRECTOR RECOMMENDED BY THE BOARD AND LISTED ON THE PROXY CARD. If any other matters are presented for action at the meeting, the Appointees will vote your shares according to their best judgment. At the time this Proxy Statement was printed, the Company knew of no matters to be voted on at the Annual Meeting other than those discussed in this Proxy Statement.

William McMorrow and Freeman Lyle have agreed to represent Stockholders submitting properly executed Proxy Cards as the Appointees and to vote for the election of the nominees listed herein, unless otherwise directed by the authority granted or withheld on the Proxy Cards. Mr. McMorrow is the Chairman of the Board of Directors and Chief Executive Officer of the Company, and is a nominee for election to the Board, and Mr. Lyle is Executive Vice President, Chief Financial Officer and Secretary of the Company.

You may revoke your proxy after you have signed and returned it at any time before the proxy is voted at the meeting. There are three ways to revoke your proxy:

         o You may complete another Proxy Card with a later date and return it to the Secretary of the Company prior to the date of the Annual Meeting;

         o You may notify the Secretary of the Company in writing before the Annual Meeting that you have revoked your proxy; or

         o        You may vote in person at the Annual Meeting.

Whether or not you plan to attend the Annual Meeting in person, please fill in and sign the enclosed Proxy Card and return it promptly. If you do attend the Annual Meeting, you may vote your shares even though you have sent in your Proxy Card. However, simply attending the meeting will not revoke your proxy if you do not vote at the meeting.

QUORUM

A quorum of Stockholders is necessary to hold a valid meeting. A majority of the outstanding shares of Common Stock on the Record Date (except treasury shares) present in person or represented by proxy at the beginning of the Annual Meeting, constitutes a quorum. If you have returned a properly signed Proxy Card, you will be considered present at the meeting and counted in determining the presence of a quorum. Shares represented by proxies that withhold authority to vote for a nominee for election as a director or that reflect abstentions or "broker non-votes" (i.e., shares represented at the meeting held by brokers or nominees and to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be treated as shares that are present for purposes of determining the presence of a quorum. Abstentions and broker non-votes will not otherwise affect the voting.

Votes at the Annual Meeting will be tabulated by the inspector of election, who shall be appointed by the Chairman of the meeting. The inspector of election's duties include determining the number of shares represented at the meeting and entitled to vote, determining the qualification of voters, conducting and accepting the votes, and, when the voting is completed, ascertaining and reporting the number of shares voted, or abstaining from voting, for the election of directors.

NO APPRAISAL RIGHTS

Under the Delaware General Corporation Law, you will not have any appraisal rights in connection with the actions to be taken at the Annual Meeting.


                        PROPOSAL -- ELECTION OF DIRECTORS

The Company has a three-tiered, classified Board of Directors with staggered terms of office for each class. Each class serves a three-year term. The term for Class I directors expires at the annual meeting to be held in 2002, the term for Class II directors expires at the annual meeting to be held in 2003 and the term for Class III directors expires at the Annual Meeting.

The persons listed below have been designated by the Board as nominees for election as Class III directors. Each is currently serving as a Class III director. UNLESS OTHERWISE SPECIFIED IN THE PROXY CARD, THE PROXIES SOLICITED BY THE BOARD WILL BE VOTED "FOR" THE ELECTION OF THESE NOMINEES. There are no family relationships among any of the nominees for director or any of the executive officers of the Company. In case any of these nominees becomes unavailable to stand for election to the Board, an event which is not anticipated, the Appointees, or their substitutes, shall have full discretion and authority to vote or refrain from voting for any substitute nominee in accordance with their judgment.

The terms of directors elected at the Annual Meeting expire at the annual meeting to be held in 2004 or as soon thereafter as their successors are duly elected and qualified. The Board has no reason to believe that any of the nominees will be unable or unwilling to serve as a director if elected.

Directors are elected by a plurality vote of shares present at the meeting, meaning that the nominee with the most affirmative votes for a particular seat is elected for that seat. If you do not vote for a particular nominee, or if you indicate "withhold authority to vote" for a particular nominee on your Proxy Card, your vote will not count either "for" or "against" the nominee.

                                    NOMINEES

                                                                                   DIRECTOR
NAME                       AGE                          TITLE                       SINCE
----------------------- ---------- ----------------------------------------------  --------
William McMorrow           54      Chairman of the Board of Directors and Chief     1988
                                       Executive Officer
Donald Prell               77      Director, Chairman of the Audit Committee and    1992
                                       member of Compensation Committee


                          RECOMMENDATION OF THE BOARD:

The Board recommends a vote "FOR" the election of each nominee listed above.

                        DIRECTORS AND EXECUTIVE OFFICERS

The Company's directors and executive officers are listed below:

                                                                                         BOARD TERM
NAME                         AGE                          TITLE                            EXPIRES
------------------------- ---------- ------------------------------------------------ ------------------
William McMorrow             54      Chairman of the Board of Directors and Chief           2001
                                         Executive Officer

Lewis Halpert                49      Director and Executive Managing Director,              2002
                                         President of Kennedy-Wilson Residential
                                         and Notes Group

Richard Mandel               38      Director and Managing Director, President of           2003
                                         Kennedy-Wilson Commercial Group

Barry Schlesinger            60      Director and Chairman of KWI Fund Management           2003
                                         Group

Donald Prell                 77      Director and Chairman of the Audit Committee           2001

Kent Mouton                  48      Director and Chairman of the Compensation              2002
                                         Committee

Thomas Barrack, Jr.          54      Director                                               2002

Freeman Lyle                 47      Executive Vice President, Chief Financial         not applicable
                                         Officer and Secretary


WILLIAM MCMORROW has been Chairman of the Board and Chief Executive Officer since joining the Company's predecessor company in 1988. Since that time, he has been instrumental to the Company's growth into a diversified real estate services and investment company. Prior to 1988, Mr. McMorrow had more than 17 years of finance experience specializing in problem real estate held by financial institutions and insurance companies. For five years, he was the Executive Vice President and Chairman of the Credit Policy Committee at Imperial Bank, a subsidiary of a publicly traded company headquartered in Southern California. During his tenure with the Bank, he was responsible for restructuring a significant portion of the Bank's assets, as well as the marketing and disposition of properties it owned. Additionally, Mr. McMorrow has held senior positions with various other financial services firms including Fidelity Bank in Pennsylvania, where he was Senior Vice President for eight years. Mr. McMorrow holds Bachelor of Science and Master of Business Administration degrees from the University of Southern California. He is also a member of the Executive Board of the Lusk Center for Real Estate at the University of Southern California.

LEWIS HALPERT has been a member of the Board since joining the Company's predecessor company at the same time as Mr. McMorrow in 1988, and is Executive Managing Director and President of the Company's Residential and Notes Group. In these positions, he is actively involved in developing new business opportunities and is currently overseeing all residential and notes investments. Mr. Halpert has over 20 years experience in all facets of real estate, including investments and development, brokerage, management and marketing. Prior to joining the Company, he operated his own independent investment brokerage firm in Southern California. Mr. Halpert holds a Bachelor of Arts degree from California State University at Sonoma.

RICHARD MANDEL has been a member of the Board since December 1995. He is President of the Company's Commercial Group, responsible for all commercial brokerage operations in the U.S. and Asia. Since joining the

Company in 1993, Mr. Mandel has established the Company's office in Tokyo and has been instrumental in developing Japan-based relationships for the Company. Mr. Mandel was previously a director at Jones Lang Wootton, a predecessor company of Jones Lang LaSalle, Inc., where he was involved with real estate investment banking including the disposition, analysis, marketing, negotiations and closings relating to real estate assets and with creating stronger ties to the investment community in Hong Kong, Singapore, Indonesia and Taiwan. Mr. Mandel holds a Bachelor of Arts degree from Washington University in St. Louis, Missouri and a Master of Business Administration degree from the JL Kellogg School of Management at Northwestern University.

BARRY SCHLESINGER has served since July 1998 as a member of the Board and has been Chairman of KWI Fund Management Group, the Company's wholly owned real estate services and fund management subsidiary, since January 1, 2001. Previously, Mr. Schlesinger served as President of Kennedy-Wilson Properties Ltd., the Company's wholly owned property management and leasing subsidiary. Mr. Schlesinger serves as Chairman of KWI Fund Management Group through an Executive Services Agreement with CV I R.E. SERVICES, LLC ("CV I") dated October 25, 2000. From 1990 to July 1998, he served as Chairman of the Board of Directors and Chief Executive Officer of Heitman Properties, Ltd., which the Company purchased in July 1998 and renamed Kennedy-Wilson Properties Ltd. The Executive Services Agreement is discussed in more detail in "Certain Transactions-Executive Services Agreement." Prior to joining Heitman Properties, Ltd. in 1971, Mr. Schlesinger was responsible for project planning and scheduling for Tishman Realty and Construction Company. He has 37 years of real estate experience. Mr. Schlesinger holds a Bachelor of Science degree from the New York University College of Engineering.

DONALD PRELL has served as a member of the Board since March 1992, as Chairman of the Audit Committee since 1992, and as a member of the Compensation Committee since 1992. For the past eleven years, Mr. Prell has been a business consultant and private investor. From 1980 to 1990, he was the Chief Credit Officer of Imperial Bancorp, where he also served as President of three of its wholly owned subsidiaries: Imperial International Bank, Imperial Creditcorp and Imperial Ventures. He is a member of the Board of Councilors of the UCLA Foundation. Mr. Prell holds a C.Phil. from the University of London and a Bachelor of Arts degree from UCLA.

KENT MOUTON has served as a member of the Board since December 1995, as Chairman of the Compensation Committee since 1995, and as a member of the Audit Committee since 1995. Mr. Mouton has been a partner in the law firm of Kulik, Gottesman & Mouton, LLP in Los Angeles, California since 1991. He specializes in the practice of real estate transactions. Mr. Mouton holds a Bachelor of Arts degree and a Juris Doctor degree from UCLA.

THOMAS BARRACK, JR. has served as a member of the Board since July 1998. He is the Chairman and Chief Executive Officer of Colony Capital, Inc., a company that manages in excess of $1 billion in domestic and international real estate assets. Colony Capital, Inc. purchased a 10% equity interest in the Company in July 1998. Mr. Barrack founded Colony Capital, Inc. in 1991. Prior to forming Colony Capital, Inc., he was a principal with Robert M. Bass Group, Inc., the principal investment vehicle of the Fort Worth, Texas billionaire Robert M. Bass. Mr. Barrack also served as Deputy Under Secretary at the Department of Interior in Washington, D.C. for a period during the Reagan Administration. Mr. Barrack also serves as a member of the boards of directors of Continental Airlines, Inc., Credicom Asia Limited, Kerry Properties Limited, Swerdlow Real Estate Group, Inc., Harveys Casino Resorts, Savoy Hotel Group and Public Storage, Inc. Mr. Barrack holds a Bachelor of Arts degree form the University of San Diego and a Juris Doctor degree from the University of Southern California.

FREEMAN LYLE has been the Company's Executive Vice President, Chief Financial Officer and Secretary since joining the Company in April of 1996. He is responsible for all of the Company's financial and administrative matters, including overseeing the capital structure and arranging and maintaining credit facilities. Prior to joining the Company, Mr. Lyle owned and operated an independent real estate investment, financing and consulting firm. From 1980 to 1994, Mr. Lyle served as Vice President and Corporate Controller at R&B Realty Group, an international real estate investment and services firm. During his tenure, he also served as Vice President and Director of R&B Asset Management Co. and had line responsibility for the financial performance of a diversified real estate and loan portfolio. Prior to that, he was a senior auditor at Ernst & Young LLP. Mr. Lyle holds a Master of Business Administration degree from the University of Southern California, and a Bachelor of Science degree in Accounting from California State University, Northridge. He is a Certified Public Accountant and holds a real estate broker's license.


COMMITTEES OF THE BOARD OF DIRECTORS

The Board currently has two committees: an Audit Committee and a Compensation Committee.

The Audit Committee is currently composed of Donald Prell (Chairman) and Kent Mouton. In the Board's business judgement, Donald Prell meets the independence and experience requirements of the NASDAQ Stock Market, Inc. Kent Mouton is a partner at the law firm of Kulik, Gottesman and Mouton, which the company paid approximately $302,000 in legal fees to in 2000. The Board has determined that, in light of the current makeup of the Board, Mr. Mouton's service on the Audit Committee is in the best interests of the Company and its shareholders. The Board intends to name a new outside director to a vacant seat and appoint the new director to the Audit Committee prior to June 14, 2001. This committee is responsible for reviewing the Company's financial policies and objectives, and monitoring the Company's financial condition and requirements for funds in conjunction with management, all in accordance with the Audit Committee Charter adopted by the Board. In addition, the Audit Committee meets with the Company's independent auditors to review their audit report and consider any recommendations. The Audit Committee held one meeting in 2000.

The Compensation Committee is composed of Kent Mouton (Chairman) and Donald Prell. This committee establishes the Company's general compensation policies and determines the compensation levels for the Chief Executive Officer and each employee that receives annual compensation in excess of $100,000. The Compensation Committee also has oversight responsibility for administering the Company's stock option plans (other than Plan C for non-employee director stock options, pursuant to which options are granted automatically upon the initial election of a non-employee director and upon each subsequent re-election). The Compensation Committee held six meetings in 2000.

The Board held four meetings in 2000. Each director attended 75% or more of the meetings of the Board and the Committees of the Board on which the director served, if any. From time to time, the members of the Board and the Committees of the Board act by unanimous written consent as permitted by the laws of the State of Delaware.

                             EXECUTIVE COMPENSATION

The following table sets forth the total compensation earned during each of the last three fiscal years by the Chief Executive Officer of the Company and the four other most highly compensated executive officers of the Company who served in either of those capacities during fiscal 2000 (collectively, the "Named Executive Officers") for services rendered:

                           Summary Compensation Table

                                                                                                 Number of
                                                                                                Securities
                                                                              Other Annual      Underlying
Name and Position                      Year     Salary          Bonus        Compensation(1)    Options(2)
------------------------------------- -----   ---------       ---------   -------------------- -----------
William McMorrow                       2000    $400,000               -          $194,500             -
   Chairman of the Board of            1999     300,000      $2,973,083           464,747             -
   Directors and CEO                   1998     300,000       2,219,222           501,844        37,500

Lewis Halpert                          2000    $300,000      $  300,000          $ 13,500        90,000
   Executive Managing Director         1999     150,000         357,410            74,478             -
                                       1998     150,000         623,805           101,133             -

Richard Mandel                         2000    $300,000      $  391,250          $  7,500             -
   Managing Director                   1999     250,000       1,600,095           251,713             -
                                       1998     250,000         315,318           116,064        37,500

Barry Schlesinger                      2000    $400,000               -                 -             -
   Chairman of KWI Fund                1999     400,000      $  236,444          $ 84,011       100,000
   Management Group                    1998     169,231         270,000                 -        75,000

Freeman Lyle                           2000    $225,000      $  210,000          $  1,500        10,000
   Executive Vice-President, Chief     1999     200,000         150,000            47,700        10,000
   Financial Officer and Secretary     1998     161,625         140,000            60,325        45,000


 (1) Unless otherwise indicated, "Other Annual Compensation" includes, among other things, signing bonus, deferred compensation contributions and car allowance contributions.

 (2) Adjusted for a 200% stock dividend paid April 10, 1998, and a 50% stock dividend paid December 15, 1998.

DEFERRED COMPENSATION PLAN

In 1997, the Company established a nonqualified deferred compensation plan (the "Plan") to provide specific benefits to a select group of management, highly compensated employees or directors who contribute materially to the Company's continued growth, development and future business success. Under the Plan, in 2000 participants are able to defer up to 100% of their annual total compensation including their bonuses. The Company is authorized to make discretionary matching contributions in varying degrees based on the Company's performance. For the year ended December 31, 2000, there were no Company contributions to the Plan.

EMPLOYEE PROFIT SHARING AND 401(K) PLANS

The Company maintains a profit sharing plan (the "Profit Sharing Plan") covering all full-time employees meeting certain minimum age and service requirements. Contributions to the Profit Sharing Plan are made solely at the discretion of the Board. No contributions were made for the year ended December 31, 2000. The Company also has a qualified plan under the provisions of Section 401(k) of the Internal Revenue Code (the "401(k) Plan"). Employees who are 21 or older who have completed six months of service prior to January 1, April 1, July 1 and September 1 of each year are eligible to participate. Under this plan, participants are able to reduce their current compensation from 1% up to the lesser of 15% or the statutorily prescribed annual limit allowable under Internal Revenue Service Regulations and have that amount contributed to the 401(k) Plan. The 401(k) plan also includes provisions, which authorize the Company to make discretionary contributions. During 2000 the Company made $226,000 in matching contributions to this plan.

NAMED EXECUTIVE OFFICER STOCK OPTIONS

The following table provides information about stock option grants made to each of the Named Executive Officers during 2000.

                           STOCK OPTION GRANTS IN 2000

                                                                                        Potential Realizable
                                                                                        Value of Assumed Annual
                             Number of      Percentage of                               Rates of Stock Price
                             Securities     Total Options                               Appreciation for Option
                             Underlying      Granted to       Exercise                  Term(1)
                              Options       Employees in     Price per     Expiration   --------------------------
Name of Executive Officer     Granted           2000           Share          Date           5%           10%
-------------------------- --------------- ---------------- ------------- ------------- ------------- ------------
William McMorrow                        -              N/A           N/A           N/A           N/A          N/A

Lewis Halpert (2)                  90,000            67.2%         $5.31      06/08/05      $132,300     $291,600

Richard Mandel                          -              N/A           N/A           N/A           N/A          N/A

Barry Schlesinger                       -              N/A           N/A           N/A           N/A          N/A

Freeman Lyle (3)                   10,000             7.5%        $6.125      09/22/05      $ 16,949     $ 37,350

----------

(1) The potential realizable value assumes that the stock price at the time each option is granted will appreciate at the stated percentage rate.

(2) 30,000 options vest in equal installments over a three year period beginning on the one year anniversary of the grant; 60,000 options vest in equal installments over a three year period beginning March 28, 2001.

(3) Options vest in equal installments over a three year period beginning on the one year anniversary of the grant.

The following table provides information about stock options held by the Named Executive Officers as of December 31, 2000.

                       AGGREGATED OPTION EXERCISES IN 2000
                    AND OPTION VALUES AS OF DECEMBER 31, 2000

                          Number of                        Number of Securities
                           Shares                         Underlying Unexercised            Value of Unexercised
       Name of            Acquired        Value               Options as of                 In-The-Money Options
  Executive Officer      on Exercise     Realized           December 31, 2000              as of December 31, 2000
----------------------- -------------- ------------- --------------------------------- --------------------------------
                                                       Exercisable     Unexercisable    Exercisable     Unexercisable
                                                     ---------------- ---------------- --------------- ----------------
William McMorrow                    -           N/A          115,000           12,500         $58,770                -

Lewis Halpert                       -           N/A           45,000           90,000         $29,385                -

Richard Mandel                 70,093      $303,815          268,000           12,500        $563,031                -

Barry Schlesinger                   -           N/A           70,000          105,000             N/A                -

Freeman Lyle                        -           N/A           60,333           31,667         $98,316          $10,620

EMPLOYMENT AGREEMENTS

The employment agreements of the Named Executive Officers are described below:

o MR. MCMORROW'S agreement provides for a term expiring on December 31, 2009, a base salary of $400,000 per annum, an annual bonus for the year 2000 of 5% of profits (as defined), a one-time grant of restricted stock of 700,000 shares of Kennedy-Wilson, Inc. common stock effective January 1, 2001, vesting in equal installments over ten years, and a one-time signing bonus of $1.75 million earned over the term of the agreement and payable in four installments on February 29, 2000, June 30, 2000, March 15, 2001 and June 30, 2001, of which $1,250,000 was paid in 2000. Profits are defined as pre-tax, pre-bonus paid to all other employees, pre-reserves and pre-Company contributions to the Deferred Compensation Plan. No annual bonus was paid to Mr. McMorrow in 2000.

o MR. HALPERT'S agreement provides for a term expiring on December 31, 2003, a base salary of $300,000 per annum, a one-time signing bonus of $500,000 payable in equal installments on March 15, 2001 and June 30, 2001 and a bonus of 15% to 25% of the profits earned by the Company's residential and notes divisions.

o MR. MANDEL'S agreement provides for a term expiring on December 31, 2003, a base salary of $300,000 per annum, a one-time signing bonus of $335,000 payable in equal installments on March 15, 2001 and June 30, 2001 and an incentive award of 12.5% to 20% of the profits earned by the Company's commercial group.

o MR. SCHLESINGER'S employment contract is with CV I and provides for a term expiring on December 31, 2002. CV I is a limited liability company, of which Mr. Schlesinger is a member, that provides executive management services to the Company. Mr. Schlesinger's employment contract provides for a base salary of $400,000 per annum for 2000, a base salary of $240,000 per annum for 2001 and 2002, plus an annual incentive bonus of 50% of the amount of the Bonus Pool, as defined, of the Kennedy-Wilson real estate related property funds. The Bonus Pool is defined as 20% of total revenue less total expenses, less a cost of capital and overhead charge. The Executive Services Agreement is discussed in more detail in "Certain Transactions-Executive Services Agreement."

o MR. LYLE'S agreement provides for a term expiring on December 31, 2001, a base salary of $225,000 per annum, a signing bonus of $210,000 and a discretionary performance bonus of up to 100% of base salary.

In addition to compensation as noted above, each agreement sets forth the services the Named Executive Officer is to provide to the Company, his benefits and expenses reimbursement rights and obligations, if any, a non-competition covenant, a confidentiality agreement and terms for termination. The employment agreements for Messrs. McMorrow, Halpert and Mandel provide for a severance payment equal to two times their annual compensation as determined by the arithmetic average of their salaries and bonuses for the prior three years upon the termination of their employment agreements due to a change-in-control.

DIRECTOR COMPENSATION

Each director who is not also an employee of the Company receives a quarterly retainer of $4,000 plus a fee of $1,000 for each board meeting attended and $500 for each Board Committee meeting attended. In addition, the Company maintains the Non-employee Director Stock Option Plan that provides for automatic grants to non-employee directors of 13,500 shares of Company Common Stock upon election, and 540 shares of Company Common Stock upon re-election. Employees of the Company who also are directors receive no additional compensation for their service on the Board or on any Board Committee.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of April 19, 2001 the total number of shares of Common Stock beneficially owned and the percentage of the outstanding shares so owned by (i) each director, (ii) each Named Executive Officer, (iii) all executive officers and directors as a group and (iv) each beneficial owner of more than five percent (5%) of the outstanding shares of Common Stock known to the Company. Except as otherwise indicated in the notes following the table, the Stockholders listed in the table are the beneficial owners of the shares listed with sole voting and investment power over those shares. Shares subject to options exercisable within 60 days are treated as outstanding when determining the amount and percentage beneficially owned by a person or entity.

                                                     Number of shares      Percent
Name                                                beneficially owned    of class
------------------------------------------------- --------------------- --------------
William McMorrow(1)                                       1,619,821          14.7
Lewis Halpert(2)                                          1,424,047          12.9
Richard Mandel(3)                                           366,593           3.3
Freeman Lyle(4)                                             177,159           1.6
Barry Schlesinger(5)                                        107,499           1.0
Donald Prell(6)                                              15,120             *
Kent Mouton(6)                                               14,580             *
Thomas Barrack, Jr.(7)                                      871,667           7.9
All Executive Officers and Directors as a Group           4,596,486          41.8
Colony Investors, III, L.P.(7)                              858,167           7.8
Kenneth Stevens                                             766,200           7.0
Cahill, Warnock Strategic Partners Fund, L.P.(8)            750,000           6.8

----------

* Less than 1%.

Except as otherwise indicated in the following notes, the address for each individual, company, or named group is in care of Kennedy-Wilson, Inc., 9601 Wilshire Boulevard, Suite 220, Beverly Hills, California 90210.

(1) Includes approximately 4,190 shares held for Mr. McMorrow's account as well as approximately 275 shares held for the account of Mr. McMorrow's spouse in the Company's 401(k) Profit Sharing Plan and Trust of which Mr. McMorrow expressly disclaims beneficial ownership, and 127,500 shares which may be acquired pursuant to exercise of outstanding stock options that are presently exercisable or exercisable within 60 days.

(2) Includes approximately 1,368 shares held for Mr. Halpert's account in the Company's 401(k) Profit Sharing Plan and Trust, and 55,000 shares which may be acquired pursuant to exercise of outstanding stock options that are presently exercisable or exercisable within 60 days.

(3) Includes beneficial ownership of 280,500 shares which may be acquired pursuant to exercise of outstanding stock options that are presently exercisable or exercisable within 60 days.

(4) Includes beneficial ownership of 69,666 shares which may be acquired pursuant to exercise of outstanding stock options that are presently exercisable or exercisable within 60 days.

(5) Includes beneficial ownership of 90,000 shares which may be acquired pursuant to exercise of outstanding stock options that are presently exercisable or exercisable within 60 days.

(6) Includes beneficial ownership of 14,580 shares which may be acquired pursuant to exercise of outstanding stock options that are presently exercisable.

(7) Colony Investors III, L.P., a Delaware limited partnership, holds 660,128 shares of Common Stock and a warrant to acquire 198,039 shares of Common Stock that is now exercisable. The sole general partner of Colony Investors III, L.P. is Colony GP III, Inc., a Delaware corporation. Mr. Barrack holds a 60% interest in Colony GP III, Inc. Mr. Barrack and Colony Investors III, L.P. have shared voting and investment power with respect to those shares. The mailing address of Colony Investors III, L.P. and Thomas Barrack, Jr. is 1999 Avenue of the Stars, Suite 1200, Los Angeles, California 90067. Also included is beneficial ownership of 13,500 shares which may be acquired pursuant to exercise of outstanding stock options that are presently exercisable.

(8) Cahill Warnock Strategic Partners Fund, L.P., Cahill, Warnock & Company, LLC and Strategic Associates, L.P. beneficially own 750,000 shares which may be acquired pursuant to conversion of debentures in the aggregate principal amount of $7,500,000 at the current exercise price of $10.00 per share. The debentures are convertible at any time by the holders. The principal business address of the beneficial owners is One South Street, Suite 2150, Baltimore, MD 21202.


                 CERTAIN TRANSACTIONS WITH MANAGEMENT AND OTHERS

The following are brief descriptions of transactions between the Company or one or more of its subsidiaries and any of the Company's directors, executive officers or Stockholders known to the Company to own beneficially more than 5% of Common Stock, or any member of the immediate family of any of those persons during the fiscal year ended December 31, 2000 where the amount involved exceeded $60,000.

EBISU INVESTORS II, LLC

In January 2000, EBISU Investors II, LLC ("EBISU II") was created so that employees of the Company would have an investment in some of the Company's joint ventures in Japan that own real estate and distressed note pools. EBISU II owns from .5% to 10% of the joint ventures in which it invests. EBISU II is owned in part by William McMorrow (30%), Richard Mandel (30%), Freeman Lyle (10%) and other executives of the Company.

REXFORD INVESTMENT PROPERTY GROUP INC.

In July 2000, the Company transferred to Rexford Investment Property Group Inc., ("Rexford") whose shareholders are Freeman Lyle (50%) and Barry Schlesinger (50%), all of the common stock that it owned in eProperty, Inc., a single purpose entity which was formed to develop an Internet-based real estate auction brokerage and related services business, in exchange for cash of $50,000 and 1,000 shares of preferred stock in eProperty. The Company's cost basis in the preferred stock is equivalent to its net book value in the transferred business less the cash payment by Rexford. The Company retains the right of first refusal on any proposed sale.

KENNEDY-WILSON JAPAN

In August 2000, the Company sold restricted stock in its wholly owned subsidiary, Kennedy-Wilson Japan ("KWJ"), to a group of executives of the Company for approximately $543,000. The shares sold to the executive group, including the senior officers of the Company's Japanese subsidiary, represent approximately 26% of the outstanding Common Sock of KWJ. Messrs. McMorrow and Mandel acquired restricted stock ownership interests of 4.8% and 8.7%, respectively, in KWJ through this transaction.

MAPLE INVESTMENT PROPERTY GROUP INC.

In October 2000, the Company transferred to Maple Investment Property Group Inc., ("Maple") whose shareholders are Freeman Lyle (50%) and Barry Schlesinger (50%), all of the common stock of Plaza Centre Group, Inc. ("Plaza"), a single purpose entity which was formed to acquire the commercial property located at 612 S. Flower Street, in exchange for cash of $300,000 and 1,000 shares of preferred stock in Plaza. The Company's cost basis in the preferred stock is equivalent to its net book value in the transferred business less the cash payment by Maple. The Company retains the right of first refusal on any proposed sale.

LEGAL FEES

In 2000, the Company paid the law firm of Kulik, Gottesman & Mouton a total of approximately $302,000 in legal fees. Kent Mouton is a partner in that firm and a member of the Board.

EXECUTIVE SERVICES AGREEMENT

The Company has entered into an agreement with CV I to purchase executive management services. Barry Schlesinger, a member of the Board and Chairman of KWI Fund Management Group, is a member in CV I. Under an Executive Services Agreement dated October 25, 2000 with CV I, the Company pays CV I an amount equal to all sums payable by CV I to Mr. Schlesinger under the terms of his employment agreement. In return, CV I is obligated to furnish the Company with executive management services. The amount received in 2000 by Mr. Schlesinger under this arrangement is described in the "Employment Agreement" section. The terms of the Company's agreement with CV I expire at the earlier of the termination of employment by CV I or December 31, 2002.

LOANS TO EXECUTIVE OFFICERS

In December 1997, the Company loaned an aggregate of $1,319,652 to 18 key employees. The Company made the loans to enable those employees to acquire in a private, unsolicited transaction approximately 329,913 shares of Company Common Stock from an institutional investor. Each loan is personally guaranteed, bears interest at the prime rate of Bank of America plus 1%, payable periodically on August 31 and January 31 and matures upon the termination of employment or the sale of the shares by the employee. The outstanding balance as of April 2001 was $146,000 of which $110,000 was owed by Mr. Lyle.

BROKERAGE ENGAGEMENTS

In the past the Company has been retained, and the Company anticipates that from time to time in the future it will be retained, to perform auction or brokerage services for entities controlled by certain of the Company's executive officers and/or directors. The Company believes that the terms of these brokerage transactions in the past have been substantially comparable to those that would have been obtainable in similar transactions with unaffiliated parties, and that they will have no material effect on the Company.


                    BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act"), as amended, requires the Company's directors and certain of its officers, as well as persons who own ten percent or more of the Company's outstanding Common Stock ("Insiders"), to file an initial report of beneficial ownership of stock of the Company and reports of changes in beneficial ownership thereafter with the SEC.
Section 16(a) requires Insiders to deliver copies of all reports filed under
Section 16(a) to the Company. Based solely on a review of these copies received, the Company believes that Insiders have complied with all applicable Section 16(a) filing requirements for fiscal 2000.

Pursuant to Items 306 and 402(a)(9) of Regulation S-K, promulgated by the SEC under the Exchange Act, the Performance Graph, Report of the Compensation Committee of the Board of Directors on Executive Compensation, Report of the Audit Committee of the Board of Directors and references to the independence of the Company's Audit Committee members shall not be deemed to be incorporated by reference into any filing by the Company under either the Securities Act of 1933 (the "Securities Act") or the Exchange Act that incorporates future Securities Act or Exchange Act filings in whole or in part by reference.

                                PERFORMANCE GRAPH

Set forth below is a line graph comparing yearly change in the cumulative total Stockholder return on the Company's Common Stock to the cumulative total Stockholder return on The NASDAQ National Market Index ("NASDAQ Market Index") and an index of publicly traded companies with one or more business lines similar to those of the Company ("Peer Group Index").

                                                         FISCAL YEAR ENDING
                            --------------------------------------------------------------------------
COMPANY INDEX/MARKET            1995         1996          1997         1998         1999         2000

Kennedy-Wilson, Inc.          100.00       195.01        384.15       756.68       864.77       472.92

Peer Group Index(1)           100.00       225.00        402.65       348.09       171.11       207.13

NASDAQ Market Index           100.00       124.27        152.00       214.39       378.12       237.66

                               [PERFORMANCE GRAPH]

----------

(1)  The Peer Group Index is made up of the following securities:

         CB Richard Ellis Services, Inc.
         Grubb & Ellis Co.
         Insignia Financial Group
         Jones Lang Lasalle Inc.
         Trammell Crow Co.

                      REPORT OF THE COMPENSATION COMMITTEE
                            OF THE BOARD OF DIRECTORS
                            ON EXECUTIVE COMPENSATION

OVERVIEW AND PHILOSOPHY

The Compensation Committee of the Board (the "Committee") establishes the general compensation policies of the Company, determines the compensation levels for the Chief Executive Officer and other senior officers of the Company and administers and/or provides oversight on all incentive plans, including the Kennedy-Wilson, Inc. 1992 Incentive and Non-Statutory Stock Option Plan and the approval of any grants of stock options thereunder.

The Company applies a consistent philosophy to compensation for all employees, including officers. This philosophy is based upon the premise that the achievements of the Company result from the coordinated efforts of all individuals working toward common, defined objectives. The Company strives to attain these objectives through teamwork that is focused upon meeting the expectations of customers and Stockholders.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Committee is comprised of Kent Mouton and Donald Prell, both of whom are non-employee directors. Neither Mr. Mouton nor Mr. Prell was an officer or employee of the Company during the fiscal year ended December 31, 2000, nor has either of them been an officer of the Company at any time. Mr. Mouton is a partner in the law firm of Kulik, Gottesman & Mouton. During fiscal year 2000, the Company paid Kulik, Gottesman & Mouton approximately $302,000 in legal fees.

COMPENSATION POLICY

The Committee believes that the Company is engaged in highly competitive businesses and must attract and retain qualified executives in order to be successful. Accordingly, the compensation policy for executive officers is designed to (i) provide a total compensation package for officers that is competitive and enables the Company to attract and retain key executive and employee talent needed to accomplish its business objectives and (ii) to directly link compensation to improvements in performance and increase in Stockholder value. As a result, executive compensation generally includes base salary, cash incentive bonus, and the discretionary award of stock options by the Committee.

The Company's executive compensation policy is to ensure that a substantial portion of potential aggregate annual compensation be contingent upon the performance of the Company. The Company is committed to providing sales commission and/or incentive opportunities that, together with base salaries (where appropriate), provide for competitive and equitable total cash compensation opportunities. Aggregate base salaries, where appropriate, are set relative to average market pay practices, while target incentives opportunities are set somewhat above average market pay practices. Additionally, future base salary increases and commission or incentive pay opportunities are directly linked to the achievement of key financial objectives.

The variable compensation plans focus respective executive officers on the immediate objectives of the business and their job, encourage executives to work together as a team to achieve Company success, and recognize and reward the sustained contribution of outstanding performers within the Company.

COMPONENTS OF COMPENSATION

The Company has compensation programs that include both cash and equity components. The Committee has established base salary, as well as short and long-term incentive compensation targets for certain senior officers of the Company. The compensation targets define the percentage for each component of total compensation.

With respect to cash compensation for senior officers, the Company sets base salaries and target incentive bonus opportunities for each senior officer by reviewing the cash compensation provided to comparable positions and assessing the internal equity of cash compensation opportunities based on position responsibilities, the performance of each senior officer, and overall levels of contribution to the Company. When considering competitive pay practices, the Committee reviews compensation levels in both the real estate industry and general industry at firms comparable in size and revenue to the Company. Target incentive compensation opportunities are typically funded as stipulated levels of net profit are achieved. Some senior officers with defined divisional business development responsibilities also receive a salary draw, with additional opportunity to earn a proportionate share of the net profits or revenue of the relevant division.

The Company provides for long-term equity compensation through stock options as a means to compensate and provide long-term incentives for its executive officers. Option exercise prices for officers are set at the stock's fair market value on the date of grant, unless the optionee holds 10% or more of the Company's outstanding Common Stock, in which case the exercise price is set at 110% of fair market value on the date of the grant. Thus, the value of the Stockholders' investment in the Company must generally appreciate before an optionee receives any financial benefit from the option. Options granted to executive officers generally provide that they are exercisable over a period of three to five years after the date of grant. In determining the size of the stock option grants, the Committee considers various subjective factors primarily relating to the responsibilities of the individual officers, and also to their respective expected future contributions.

By the Compensation Committee of the Board of Directors

Kent Y. Mouton, Chairman
Donald B. Prell

                          REPORT OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS


In accordance with the Audit Committee Charter adopted by the Board and attached to this Proxy Statement as Appendix A, the Audit Committee of the Board (the "Committee") has reviewed and discussed with management of the Company and Deloitte & Touche LLP, the independent auditing firm of the Company, the audited financial statements of the Company as of December 31, 1999 and 2000 and for each of the three years in the period ended December 31, 2000 (the "Audited Financial Statements"). In addition, we have discussed with Deloitte & Touche LLP the matters required by Codification of Statements on Auditing Standards No. 61.

The Committee has also received and reviewed the written disclosures and the letter from Deloitte & Touche LLP required by the Independence Standards Board Standard No. 1 disclosing all relationships between the Company and our auditors that might bear on the auditors' independence, and we have discussed with that firm its independence from the Company. We have also discussed with management of the Company and the auditing firm such other matters and received such assurances from them as we deemed appropriate.

Management is responsible for the Company's internal controls and the financial reporting process. Deloitte & Touche LLP is responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Committee's responsibility is to monitor and oversee the audit processes in accordance with the Audit Committee Charter.

Based on the foregoing review and discussions and a review of the report of Deloitte & Touche LLP with respect to the Audited Financial Statements, and relying thereon, we have recommended to the Company's Board of Directors the inclusion of the Audited Financial Statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2000.


By the Audit Committee of the Board of Directors

Donald B. Prell, Chairman
Kent Y. Mouton

GENERAL INFORMATION


RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

The firm of Deloitte & Touche LLP was selected by the Board, upon the recommendation of the Audit Committee of the Board, as independent accountants to audit the books and accounts of the Company and its subsidiaries for the fiscal year ending December 31, 2000. This firm has served as independent accountants for the Company since 1991. A representative of Deloitte & Touche LLP will be present at the Annual Meeting and will have an opportunity to make any desired statement and to answer any appropriate questions by Stockholders.

STOCKHOLDER PROPOSALS

In order for a proposal by a Stockholder be included in the proxy statement and proxy card for the Annual Meeting of the Company in 2002, such proposal must be received by the Company no later than February 14, 2002, assuming that the date of the Annual Meeting in 2002 is not changed by more than 30 calendar days from the date of the Annual Meeting. In such event, the Company will provide notice of the date by which such proposals must be received in order to be included.

Pursuant to the rules and regulations promulgated by the SEC, any Stockholder who intends to present a proposal at the Annual Meeting of the Company in 2002 without requesting the Company to include such proposal in the Company's proxy statement should be aware that he must notify the Company not later than March 16, 2002 of his intention to present the proposal. Otherwise, the Company may exercise discretionary voting with respect to such shareholder proposal pursuant to authority conferred on the Company by proxies to be solicited by the Board and delivered to the Company in connection with the meeting.

Under Section 2.9 of the Company's By-Laws, any Stockholder entitled to vote in the election of directors may nominate a person for election as a director at a meeting of Stockholders only if written notice of such Stockholder's intent to make such nomination has been given to the Secretary of the Company not later than 90 days in advance of such meeting or, if later, the seventh day following the first public announcement of the date of such meeting. Each such notice shall set forth (i) the name and address of the Stockholder who intends to make the nomination and of the person or persons to be nominated, (ii) a representation that the Stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting and nominate the person or persons specified in the notice,
(iii) a description of all arrangements or understandings between the Stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the Stockholder, (iv) such other information regarding each nominee proposed by such Stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated, or intended to be nominated, by the Board and (v) the consent of each nominee to serve as a director of the Company if so elected. In addition, the Stockholder making such nomination shall promptly provide any other information reasonably requested by the Company.


ANNUAL REPORT

All Stockholders of record as of the Record Date have been sent, or are concurrently herewith being sent, a copy of the Company's Annual Report for the fiscal year ended December 31, 2000. Such report contains certified consolidated financial statements of the Company and its subsidiaries for the fiscal year ended December 31, 2000.

OTHER MATTERS THAT MAY COME BEFORE THE MEETING

As of the date of this Proxy Statement, the Board is not aware of any matters to come before the Annual Meeting other than those set forth on the Notice accompanying this Proxy Statement. If any other matters come before the Annual Meeting, the Proxy Card, if executed and returned, gives discretionary authority to the Appointees with respect to such matters.

ADDITIONAL INFORMATION

The Company will pay the cost of preparing, assembling and mailing the Notice of the Annual Meeting, this Proxy Statement, the enclosed Proxy Card, and the solicitation of the proxies. Directors, officers and other regular employees of the Company may solicit proxies. None of them will receive any additional compensation for such solicitation. People soliciting proxies may contact you in person, by telephone or by facsimile. The Company will pay brokers or other persons holding stock in their names or the names of their nominees for the expenses of forwarding solicited material to their principals.

THE COMPANY WILL, UPON THE WRITTEN REQUEST OF ANY PERSON WHO IS A BENEFICIAL OWNER OF ITS SHARES ON THE RECORD DATE FOR THE ANNUAL MEETING, FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT TO THE SEC ON FORM 10-K FOR THE YEAR 2000 AND WILL FURNISH, AT A CHARGE OF $10, A COPY OF THE EXHIBITS THERETO. SUCH REQUEST SHOULD CONTAIN A REPRESENTATION THAT THE PERSON REQUESTING THIS MATERIAL WAS A BENEFICIAL OWNER OF THE COMMON STOCK ON THE RECORD DATE AND BE SENT TO THE SECRETARY OF THE COMPANY AT THE ADDRESS INDICATED ON THE FIRST PAGE OF THIS PROXY STATEMENT.


By Order of the Board of Directors

/s/ Freeman A. Lyle
Executive Vice President, Chief
Financial Officer, and Secretary

Beverly Hills, California
May 9, 2001

APPENDIX A

                              KENNEDY-WILSON, INC.
                             AUDIT COMMITTEE CHARTER


1.010      Statement of Policy

           In accordance with the recommendation of the American Institute of Certified Public Accountants, an Audit Committee Charter has been instituted, which spells out the Audit Committee's authority, responsibilities and the source of its authority.

1.020      Authority

           Primary responsibility for the Company's financial reporting and internal operating controls is vested in senior management as overseen by the Board of Directors (Board). The Audit Committee appointed by the Board, composed of at least two Board members, is a committee of the Board established to assist in fulfilling the Company's fiduciary and statutory responsibilities.

           The Audit Committee will be given adequate support to discharge its responsibilities. The Audit Committee will strive to ensure that the independent certified public accountants will have unrestricted access to the Company's personnel and documents files. The Audit Committee will meet on a regular basis and call special meetings as required with proper notice.

1.030      Responsibilities

           1.   Financial Reporting

           The responsibility of the Audit Committee in the area of financial reporting is to provide assurance that financial disclosures made by management reasonably portray the Company's financial condition, the results of operations and plans, and long-term commitments. To accomplish this, the Audit Committee will:

           a. Oversee the external audit (independent certified public accountants) coverage by:

                1. Periodically nominating the independent certified public accountants.
                2. Reviewing auditor engagement letters, estimated fees and timing of visits.
                2.   Ensuring effective coordination with internal accountants.
                3.   Monitoring audit results.
                5.   Reviewing auditor's performance.
                6. Reviewing non-audit services provided by any outside auditors.

                7. Receiving and reviewing a written statement from the auditors setting forth the relationship between the auditors and the Company, discussing the impact on auditors' objectivity and independence, if any, and making recommendations to the Board on any actions to be taken to be satisfied of the auditors' independence.

           b. Review policies and decisions related to accounting and recommend policy changes to the Board.

           c.   Review the financial statements, including:

                1.   Internal financial statements.
                2. Annual financial statements, auditor's opinion and management letters.
                3.   Quarterly financial statements.

           d. Inquire about the existence and substance of any significant accounting accruals, reserves or estimates made by management that had or may have a material impact on the financial statements.

           e. Arrange for periodic reports from management and the independent certified public accountants, to assess the impact of significant regulatory (including Accounting Standards) changes and accounting or reporting developments proposed by the Financial Accounting Standards Board or any other significant financial/accounting matters that may affect the Company.

           f. Request management and the independent certified public accountants, to advise the Audit Committee of any significant reporting or operational issues affecting the financial statements discussed during the accounting period and, if so, how were they resolved.

           g. Review and monitor implementation of management's response to independent certified public accountants' recommendations.

           h. Review the letter of management representations given to the independent certified public accountants and inquire whether any difficulties were encountered in obtaining the letter.

           i. Review internal accounting department plans and budgets to determine that objectives and goals, staffing plans, financial budgets and financial schedules and provide for adequate support of the Audit Committee's responsibilities.

           j. Determine the extent to which the planned audit scope of the independent certified public accountants can be relied upon to detect fraud or weaknesses in internal controls, and review management's plans to monitor compliance with those internal controls.

           k. Discuss with management and the independent certified public accountants, the adequacy of the Company's electronic data processing internal controls and procedures and inquire about the existence and adequacy of specific security programs, to protect against computer fraud or misuse both within and outside the Company.

           l. Discuss with the internal accountants, and the independent certified public accountants, the adequacy of the Company's financial reporting disciplines over the activities of joint venture partners and subsidiaries.


           2.   Internal Control

                It is incumbent on the Audit Committee to fulfill its oversight responsibilities without unnecessary or inappropriate intervention in the prerogatives of the management of the Company. Nevertheless, to carry out its responsibility, the Audit committee must:

                a. Meet with the independent certified public accountants to discuss pertinent matters, including quality of management, financial and accounting personnel, and to determine if any restrictions have been placed by management on the scope of their examination, or if there are other matters that should be discussed with the Audit Committee.

                b. Review different aspects of the Company on a planned basis to ensure it has a general understanding of the operations and functional areas of the organization.

                c. Direct special investigations into significant matters brought to its attention within the scope of its duties.

                d. Review this charter annually and propose to the Board any recommended changes.

                e. Report Audit Committee activities and recommendations to the Board on a regular basis.

1.040      Delegation of Authority

           From Board of Directors to the Audit Committee:

           1. Authority to perform the financial reporting activities outlined in this charter to ensure that financial disclosures made by management reasonably portray the Company's financial condition, results of operation, and plans, and long term commitments.

           2. Authority to perform those activities for the Company, outlined in this charter, to ensure that the Company is in reasonable compliance with pertinent laws and regulations relating to accounting and financial matters; is operating in accordance with sound business practices; is conducting its affairs ethically; and is maintaining effective controls against employee conflict of interest, errors, and fraud.

           3. Authority to perform the internal control activities outlined in this charter.

           4. Assist the Board in fulfilling its fiduciary and statutory responsibilities.

PROXY

                              KENNEDY-WILSON, INC.
                             9601 WILSHIRE BOULEVARD
                                    SUITE 220
                      BEVERLY HILLS, CALIFORNIA 90210-5205



                PROXY FOR ANNUAL MEETING TO BE HELD JUNE 13, 2001
                      THIS PROXY IS SOLICITED ON BEHALF OF
                 THE BOARD OF DIRECTORS OF KENNEDY-WILSON, INC.

The undersigned hereby appoints William J. McMorrow and Freeman A. Lyle, and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote as designated below, and with discretionary authority as to any other matters that may come before the meeting, all the shares of common stock of Kennedy-Wilson, Inc. held of record by the undersigned on the close of business May 1, 2001, at the Annual Meeting to be held on June 13, 2001 at the Omni Los Angeles Hotel, located at 251 South Olive Street, Los Angeles, California 90012, in the Olvera Room, and any postponements or adjournments thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE AND RETURN IN THE ACCOMPANYING ENVELOPE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS INDICATED. HOWEVER, IF NO INSTRUCTIONS ARE GIVEN, THE PROXIES WILL VOTE THE SHARES "FOR" THE NOMINEES FOR DIRECTOR PROPOSED BY THE BOARD OF DIRECTORS OF KENNEDY-WILSON, INC. AND AT THEIR DISCRETION ON OTHER MATTERS THAT MAY COME BEFORE THE MEETING. AS OF MAY 9, 2001, THE PROXIES HAVE NO KNOWLEDGE OF ANY MATTERS TO BE PRESENTED AT THE MEETING OTHER THAN THOSE CONTAINED IN THIS PROXY.

                           (Continued on reverse side)

                           PLEASE FOLD AND DETACH HERE


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

         1. Election of Directors. The Board of Directors recommends a vote "FOR" the nominees listed below.

                  WILLIAM MCMORROW
                  DONALD PRELL

                  [ ]    FOR All nominees listed.


                  [ ]    WITHHOLD AUTHORITY to vote for all nominees listed.


                  [ ]    FOR all nominees EXCEPT the following:

                                  William McMorrow    [ ]

                                  Donald Prell        [ ]

           (Instruction: To withhold authority to vote for any individual nominee, check the box on the line marked "FOR all nominees EXCEPT the following:" and check the box on the line for the nominee(s) which you wish to withhold authority for.)

         2. In accordance with the discretion of the proxy holders, to act upon all matters incident to the conduct or the Annual Meeting and upon other matters as may properly come before the Annual Meeting.


                      [ ] FOR          [ ] AGAINST          [ ] ABSTAIN


This proxy, when properly dated and executed, will be voted in the manner directed herein by the undersigned Stockholder. If no direction is made, the shares represented by this proxy will be voted FOR all of the nominees for director named above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give the full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership or limited liability company, please sign in partnership or applicable entity name by the authorized person.


________________________________________         Dated:  ________________, 2001


________________________________________         Dated:  ________________, 2001
Signature(s) in Box
(If there are co-owners, both must sign)